INCOME TAXES Schedule of tax effects of temporary differences that give rise to significant future tax assets and liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Future income tax assets
Property and equipment	$ 3,664	$ 4,165
Non capital loss carry-forwards	76,780	70,824
Capital loss carry-forwards	2,416	2,655
Scientific research and development expenses and credits	28,081	36,961
Reserves and other	14,201	8,974
Acquired Intangibles	1,178	0
Future income tax assets ,Total	126,320	123,579
Future income tax liabilities
Acquired intangibles	0	2,920
Future income tax assets net of future income tax liabilities	126,320	120,659
Valuation allowance	116,880	94,880
Total	9,440	25,779
Assets
Current	2,391	22,199
Non-current	7,176	3,880
Liabilities
Non-current	(127)	(300)
Total	$ 9,440	$ 25,779